UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2022

Fortress Transportation and Infrastructure Investors LLC
(Exact name of registrant as specified in its charter)

Delaware	001-37386	32-0434238
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, 45th Floor
New York, New York 10105
(Address of principal executive offices) (Zip Code)

(212) 798-6100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act: Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

EXPLANATORY NOTE

On November 10, 2022, pursuant to the Agreement and Plan of Merger dated August 12, 2022, by and among Fortress Transportation and Infrastructure Investors LLC, a Delaware limited liability company (“Old FTAI”), FTAI Aviation Ltd. (formerly known as FTAI Finance Holdco Ltd. prior to the completion of the Holdco Merger (as defined below)), a Cayman Islands exempted company (“New FTAI”), and FTAI Aviation Merger Sub LLC, a Delaware limited liability company and a wholly-owned subsidiary of New FTAI (“Merger Sub”), and, prior to the Holdco Merger, an indirect subsidiary of FTAI and a direct subsidiary of Fortress Worldwide Transportation and Infrastructure General Partnership, a Delaware general partnership (the “Partnership”), Merger Sub merged with and into Old FTAI, with Old FTAI surviving the merger and becoming a wholly-owned subsidiary of New FTAI (the “merger”).  Prior to the consummation of the merger, the Partnership converted into a Delaware limited liability company and merged with and into New FTAI, with New FTAI surviving the merger and the equityholders of the Partnership, being Old FTAI and Fortress Worldwide Transportation and Infrastructure Master GP LLC (“Master GP”), receiving ordinary shares of New FTAI in exchange for their interests of the Partnership (the “Holdco Merger”).

In the merger, Old FTAI’s shareholders received (i) one ordinary share of New FTAI (the “ordinary shares”) for each Old FTAI common share (the “common shares”) that they held, (ii) one 8.25% Fixed-to-Floating Rate Series A Cumulative Perpetual Redeemable Preferred Share of New FTAI (the “New FTAI Series A Preferred Shares”) for each 8.25% Fixed-to-Floating Rate Series A Cumulative Perpetual Redeemable Preferred Share of Old FTAI (the “Old FTAI Series A Preferred Shares”) that they held, (iii) one 8.00% Fixed-to-Floating Rate Series B Cumulative Perpetual Redeemable Preferred Share of New FTAI (the “New FTAI Series B Preferred Shares”) for each 8.00% Fixed-to-Floating Rate Series B Cumulative Perpetual Redeemable Preferred Share of Old FTAI (the “Old FTAI Series B Preferred Shares”) that they held and (iv) one 8.25% Fixed-Rate Reset Series C Cumulative Perpetual Redeemable Preferred Share of New FTAI (the “New FTAI Series C Preferred Shares”) for each 8.25% Fixed-Rate Reset Series C Cumulative Perpetual Redeemable Preferred Share of Old FTAI (the “Old FTAI Series C Preferred Shares” and, together with the Old FTAI Series A Preferred Shares and the Old FTAI Series B Preferred Shares, the “Old FTAI Preferred Shares”) that they held. The Old FTAI Preferred Shares remain outstanding and are held by New FTAI.

ITEM 1.01.	Entry into a Material Definitive Agreement.

On November 10, 2022, Old FTAI became a wholly-owned subsidiary of New FTAI as a result of the merger and New FTAI entered into (i) a guarantee with respect to Old FTAI’s 6.50% Senior Unsecured Notes due 2025 (the “2025 Notes”), dated as of November 10, 2022 (the “2025 Notes Guarantee”), with New FTAI as guarantor (the “Guarantor”), (ii) a guarantee with respect to Old FTAI’s 9.75% Senior Unsecured Notes due 2027 (the “2027 Notes”), dated as of November 10, 2022 (the “2027 Notes Guarantee”), with New FTAI as Guarantor, (iii) a guarantee with respect to Old FTAI’s 5.50% Senior Unsecured Notes due 2028 (the “2028 Notes”, and, together with the 2025 Notes and 2027 Notes, the “Notes”), dated as of November 10, 2022 (the “2028 Notes Guarantee”), with New FTAI as Guarantor, and (iv) a guarantee with respect to Old FTAI’s Second Amended and Restated Credit Agreement, dated as of September 20, 2022 (the “Revolving Credit Facility,” and such guarantee, the “Revolver Guarantee”), with New FTAI as Guarantor (collectively, the “Guarantees”). Under the 2025 Notes Guarantee, the Guarantor has provided a full and unconditional guarantee of the due and punctual payment of the principal and interest on Old FTAI’s 2025 Notes, and the due and punctual payment or performance of all other obligations of New FTAI under the indenture, dated as of September 18, 2018, between Old FTAI and the Trustee, as supplemented by the first supplemental indenture, dated as of May 21, 2019, and as further supplemented by the second supplemental indenture, dated December 23, 2020  (the “2025 Notes Indenture”).  Under the 2027 Notes Guarantee, the Guarantor has provided a full and unconditional guarantee of the due and punctual payment of the principal and interest on Old FTAI’s 2027 Notes, and the due and punctual payment or performance of all other obligations of New FTAI under the indenture, dated as of July 28, 2020, between Old FTAI and the Trustee (the “2027 Notes Indenture”).  Under the 2028 Notes Guarantee, the Guarantor has provided a full and unconditional guarantee of the due and punctual payment of the principal and interest on Old FTAI’s 2028 Notes, and the due and punctual payment or performance of all other obligations of New FTAI under the indenture, dated as of April 12, 2021, between Old FTAI and the Trustee, and as supplemented by the first supplemental indenture, dated as of September 24, 2021 (the “2028 Notes Indenture”). Under the Revolver Guarantee, the Guarantor has provided a full and unconditional guarantee of the due and punctual payment of the principal and interest on Revolving Credit Facility, and the due and punctual payment or performance of all other obligations of New FTAI under the Revolving Credit Facility.

The foregoing descriptions of the Guarantees do not purport to be complete and are qualified in their entirety by reference to the full text each respective Guarantee, which are filed as Exhibits 4.1, 4.2, 4.3 and 4.4, respectively, hereto and which are incorporated by reference herein.

On November 10, 2022, New FTAI and Old FTAI entered into an amended and restated registration rights agreement (the “Registration Rights Agreement”) with FIG LLC (the “Manager”) and Master GP.

A description of the Registration Rights Agreement is set forth in the “Certain Relationships and Related Person Transactions - Registration Rights Agreement” section of New FTAI’s Registration Statement on Form S-4 filed with the SEC on October 4, 2022 (the “S-4 Registration Statement”), which is incorporated by reference herein.

On November 10, 2022, New FTAI and Old FTAI entered into a Services and Profit Sharing Agreement (the “Services and Profit Sharing Agreement”) with FTAI Aviation Holdco Ltd. (“Aviation Holdco”) and Master GP.

A description of the Services and Profit Sharing Agreement is set forth in the “Business of the Company - Merger Agreement; Services and Profit Sharing Agreement” section of the S-4 Registration Statement, which is incorporated by reference herein.

ITEM 1.02.	Termination of a Material Definitive Agreement.

In connection with the merger, the Fourth Amended and Restated Partner Agreement dated May 20, 2015 (the “Partnership Agreement”) of the Partnership was terminated. Prior to the merger, Master GP was entitled to certain incentive allocations (comprised of income incentive allocations and capital gains incentive allocations) pursuant to the Partnership Agreement. Following the closing of the merger, Master GP will be entitled to the same incentive allocations pursuant to the Services and Profit Sharing Agreement.

ITEM 2.01.	Completion of Acquisition or Disposition of Assets.

On November 10, 2022, New FTAI completed the merger and, in accordance with the Merger Agreement, Merger Sub merged with and into Old FTAI, with Old FTAI surviving the merger and becoming a wholly-owned subsidiary of New FTAI. Consequently, New FTAI replaced Old FTAI as the publicly traded company. Pursuant to the Merger Agreement, each of the (i) common shares, (ii) Old FTAI Series A Preferred Shares, (ii) Old FTAI Series B Preferred Shares and the (iv) Old FTAI Series C Preferred Shares and, together with common shares, Old FTAI Series A Preferred Shares and Old FTAI Series B Preferred Shares, the “Old FTAI Shares”), issued and outstanding immediately prior to the merger was converted on a one-for-one basis into one issued and outstanding share representing a share of New FTAI (collectively, the “New FTAI Shares”), having substantially similar rights and privileges as the Old FTAI Shares being converted. The Merger Agreement was approved and adopted by the Old FTAI shareholders at a special meeting of the shareholders held on November 9, 2022.

Immediately after the consummation of the merger, New FTAI had the same number of authorized and outstanding shares as Old FTAI immediately prior to the merger. The common shares of New FTAI held by Old FTAI that were outstanding immediately prior to the merger were surrendered and cancelled for no consideration. The Old FTAI Preferred Shares remain outstanding and are held by New FTAI.

On November 9, 2022, immediately prior to the consummation of the merger, New FTAI adopted an amended and restated memorandum and articles of association (the “Articles”) that provides substantially similar terms, conditions and procedures as contained in the Fourth Amended and Restated Limited Liability Company Agreement (the “Existing LLC Agreement”) that were in effect immediately prior to the consummation of the merger. Immediately after the consummation of the merger, each of New FTAI’s directors and executive officers are the same as the directors and executive officers of Old FTAI immediately prior to the consummation of the merger.

Immediately prior to the consummation of the merger, the board of directors of New FTAI formed the same board committees with identical members and substantially similar governing charters as those of Old FTAI immediately prior to the merger. The board of directors of New FTAI also adopted governance policies that are substantially similar to the corresponding policies governing Old FTAI immediately prior to the merger. As a result of the merger, New FTAI became the successor issuer to Old FTAI with respect to the Old FTAI Shares pursuant to Rule 12g-3(a) of the Exchange Act.

In connection with the consummation of the merger, Old FTAI notified Nasdaq Stock Market LLC (“Nasdaq”) that each Old FTAI Share issued and outstanding immediately prior to the merger would be converted on a one-for-one basis into one issued and outstanding New FTAI Share. The New FTAI Shares have been approved for listing on Nasdaq, and commenced trading on November 11, 2022 on an uninterrupted basis under the trading symbols “FTAI” (with respect to the common shares, and with a CUSIP (G3730V105)), “FTAIP” (with respect to the New FTAI Series A Preferred Shares, and with a CUSIP (G3730V113)), “FTAIO” (with respect to the New FTAI Series B Preferred Shares, and with a CUSIP (G3730V121)) and “FTAIN” (with respect to the New FTAI Series C Preferred Shares, and with a CUSIP (G3730V139)).

Upon completion of the merger, the Fortress Transportation and Infrastructure Investors LLC Nonqualified Stock Option and Incentive Award Plan (the “Old FTAI Plan”) was assumed by New FTAI as the FTAI Aviation Ltd. Nonqualified Stock Option and Incentive Award Plan (the “New FTAI Plan”). In connection with the assumption by New FTAI of the New FTAI Plan, the common shares reserved for issuance under the Old FTAI Plan were converted into ordinary shares of New FTAI on a one-for-one basis. The number of ordinary shares of New FTAI reserved for issuance under the New FTAI Plan were not increased in connection with the assumption by New FTAI of the New FTAI Plan, and there was no (i) material increase in the benefits to the participants in the New FTAI Plan (including no extension to the term of the New FTAI Plan), (ii) expansion in the class of participants eligible to participate in the New FTAI Plan or in the types of award provided under the New FTAI Plan or (iii) any other material amendment to the terms of the New FTAI Plan. In addition, each outstanding Old FTAI option will be converted into a New FTAI option on the same terms and conditions applicable to the corresponding Old FTAI option as of the completion of the merger.

The foregoing descriptions of the Merger Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement, a copy of which was included as Annex A to the New FTAI Registration Statement on Form S-4, filed with the SEC on October 11, 2022, and which is incorporated by reference herein.

ITEM 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information related to the Articles, which provides holders of New FTAI Shares substantially similar rights to those provided under the Existing LLC Agreement immediately prior to the consummation of the merger, that is required by this Item 5.03 is included in Item 2.01 and is incorporated by reference herein.

On November 10, 2022, the board of directors of Old FTAI amended and restated Old FTAI’s limited liability company agreement (the “LLCA”), effective as of such date. Among other things, the amendments: (a) provide for the Old FTAI’s board composition and size to be identical to the board composition and size of the board of directors of New FTAI, (b) update the procedural mechanics for meetings of the board of directors including providing that any meetings held by the board of directors of New FTAI will also be deemed to constitute meetings of the board of directors, (c) update the procedural mechanics for shareholder meetings including removing the requirement for holding annual meetings and providing for shareholders to act by written consent, (d) remove the requirement for Old FTAI shares to be certificated, (e) remove Old FTAI’s reporting obligations to record holders and (f) revise the tax provisions in the LLCA to reflect the fact that the Company became a wholly-owned subsidiary of New FTAI as a result of the merger. The LLCA also incorporates various other updates and technical, clarifying and conforming changes.

The foregoing description is qualified in its entirety by reference to the full text of the LLCA, as amended and restated, which is filed as Exhibit 3.1 hereto and which is incorporated by reference herein.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1
Agreement and Plan of Merger dated August 12, 2022, by and among Fortress Transportation and Infrastructure Investors LLC, FTAI Aviation Ltd. and FTAI Aviation Merger Sub LLC (incorporated by reference to Annex A to FTAI’s Registration Statement on Form S-4, filed on  October 11, 2022).

3.1	Amended and Restated Limited Liability Company Agreement of Fortess Transportation and Infrastructure Investors LLC.
4.1	2025 Notes Guarantee.
4.2	2027 Notes Guarantee.
4.3	2028 Notes Guarantee.
4.4	Revolver Guarantee.
10.1
Services and Profit Sharing Agreement, dated November 10, 2022, by and among FTAI Aviation Holdco Ltd., Fortess Transportation and Infrastructure Investors LLC and Fortress Worldwide Transportation and Infrastructure Master GP LLC.

10.2
Amended and Restated Registration Rights Agreement, dated November 10, 2022, by and among FTAI Finance Ltd., Fortess Transportation and Infrastructure Investors LLC, Fortress Worldwide Transportation and Infrastructure Master GP LLC and FIG LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 14, 2022

FORTRESS TRANSPORTATION AND INFRASTRUCTURE INVESTORS LLC

/s/ Joseph P. Adams, Jr.
Joseph P. Adams, Jr.
Chief Executive Officer